                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DISTRICT OF PENNSYLVANIA

In re:  Carbide Graphite Group, Inc., et al.                                     Case Numbers:  01-0029744 through 01-00297448 MBM
--------------------------------------------                                     Reporting Period:  November 1 - November 30, 2001
                Debtors

                                                         MONTHLY OPERATING REPORT
                                                                                                        DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                               FORM NO.               ATTACHED      ATTACHED

Schedule of Cash Receipts and Disbursements                                      MOR-1                                    X
         Bank Reconciliation (or copies of debtor's bank reconciliation)         MOR-1 (CON'T)                            X
         Copies of bank statements                                                                                        X
         Cash disbursements journal                                                                         X
Statement of Operations                                                          MOR-2                      X
Balance Sheet                                                                    MOR-3                      X
Status of Postpetition Taxes                                                     MOR-4                      X
         Copies of IRS Form 6123 or payment receipt                                                         X
         Copies of tax returns filed during reporting period                                                X
Summary of Unpaid Postpetition Debts                                             MOR-5                                    X
         Listing of aged accounts payable                                                                   X
Accounts Receivable Reconciliation and Aging                                     MOR-5                      X
Debtor Questionnaire                                                             MOR-6                      X


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William M. Thalman                                           12/20/01
-------------------------------------                         -----------------
Signature of Debtor                                           Date

William M. Thalman                                           VP - Treasurer
-------------------------------------                    ----------------------
Printed Name of Debtor                                                    Title

CARBIDE/GRAPHITE GROUP, INC.
MOR-1

A schedule of cash receipts and disbursements was completed and is available by request

Bank reconciliations were performed and are available by request
Bank statements are available by request

The cash disbursements by legal entity is listed below

DISBURSEMENTS BY LEGAL ENTITY                                                         30-NOV-01

-----------------------------------------------------------            ---------------------------
LEGAL ENTITY

The Carbide/Graphite Group, Inc.                                                  $ 11,565,877.59

Seadrift Coke, L.P.                                                                $ 3,890,968.07

Carbon/Graphite International, Inc. (FSC)                                       Less Than $15,000

CG Specialty Products Management Corporation                                    Less Than $15,000

Carbide/Graphite Management Corporation                                         Less Than $15,000

CARBIDE/GRAPHITE GROUP, INC.
MOR-2
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE MONTH ENDED NOVEMBER 30, 2001
(#'S IN '000S)

Sales                                                                   $10,989
Cost of goods sold                                                       11,301
                                                                    -----------
Gross profit                                                               (312)

SG&A                                                                        869
                                                                    -----------
Operating income before items below                                      (1,181)

Other compensation                                                         --
Other (income) expense, net                                                 220
                                                                    -----------
Operating income/(loss)                                                  (1,401)

Non-operating expenses (income):
 Special financing costs                                                   --
 Interest expense                                                           882
 Other non-operating (income)/expense                                      --
                                                                    -----------
Income/(loss) before income taxes                                        (2,283)

Provision for income taxes                                                   15
                                                                    -----------
Net income (loss) from continuing operations                             (2,298)

Extraordinary loss on early extinguishment of debt
   net of tax benefit                                                      --
                                                                    -----------
Net income (loss)                                                       ($2,298)
                                                                    ===========
Est. earnings per share data:
     Income excluding other items                                        ($0.26)
     Income before discontinued operations                               ($0.28)
     Extraordinary loss                                                      $0
                                                                    -----------
     Net income per share                                                ($0.28)

Weighted average shares                                               8,331,342

CARBIDE/GRAPHITE GROUP, INC.
MOR-3
CONSOLIDATED BALANCE SHEET AS AT NOVEMBER 30, 2001
(#'S IN '000S)

               ASSETS
               ------
Current assets:
     Cash & short term investments                                       $1,872

     Marketable securities                                                    0

     Accounts receivable

           Accounts receivable                                           32,354
           Allowance for doubtful accts                                  (3,320)
                                                                      ---------
           Net accounts receivable                                       29,034

     Inventory
           Gross inventory                                               63,645
           Obsolescence reserve                                            (893)
           Lifo reserve                                                 (15,132)
                                                                      ---------
           Net inventory                                                 47,620

     Prepaid expenses                                                     2,810
     Other current assets                                                 2,940
     Deferred tax asset                                                       0
                                                                      ---------
        Total current assets                                             84,276

Fixed assets:
     Gross                                                              351,078
     Accumulated depreciation                                          (235,508)
                                                                      ---------
        Net fixed assets                                                115,570

Other assets                                                              6,779
                                                                      ---------
        TOTAL ASSETS                                                   $206,625
                                                                      =========

          LIABILITIES
          -----------
Current liabilities:

     Trade accounts payable                                             $24,717
     Overdrafts                                                              $0
     Other current liabilities                                           23,648
     Debt - Current                                                     130,181
                                                                      ---------
        Total current liabilities                                       178,546

Long-term debt:
     Senior notes                                                             0
     Line of credit                                                           0
                                                                      ---------
        Total long -term debt                                                 0

Long term reserves                                                       15,661
Deferred revenue                                                          1,159
Deferred tax provision                                                        0
                                                                      ---------
        TOTAL LIABILITIES                                               195,366

     SHAREHOLDERS' EQUITY
     --------------------
Common stock                                                                 99
Additional paid in capital                                               36,712
Treasury stock, at cost                                                 (11,207)
Common stock to be issued under warrants                                  3,424
Unfunded pension obligation                                              (4,893)
Other comprehensive income                                                    0
Retained earnings                                                       (12,876)
                                                                      ---------
        TOTAL SHAREHOLDERS' EQUITY                                       11,259
                                                                      ---------
        TOTAL LIABILITIES AND S.H. EQUITY                              $206,625
                                                                      =========

THE CARBIDE/GRAPHITE GROUP INC.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - NOVEMBER, 2001

Copies of payroll tax verification attached
Copies of tax returns filed during the period from November 1, 2001 through November 30, 2001are attached

                                   Beginning            Amount                                                        Ending
                                      Tax            Withheld or           Amount          Date       Check No.         Tax
                                   Liability           Accrued              Paid           Paid        or EFT         Liability
                                ------------------------------------------------------------------------------------------------
FEDERAL
-------
Withholding                                -           460,378.05         43,270.36       11/8/2001       **             454.21
                                                                         151,470.58      11/18/2001       **
                                                                          50,061.72      11/21/2001       **
                                                                          94,881.72      11/29/2001       **
                                                                          71,251.72      11/30/2001       **
                                                                          48,987.74       12/6/2001       **

FICA - Employee                            -           221,454.10         23,815.43       11/8/2001       **            (419.85)
                                                                          71,636.80      11/18/2001       **
                                                                          25,617.90      11/21/2001       **
                                                                          46,326.95      11/29/2001       **
                                                                          29,304.61      11/30/2001       **
                                                                          25,172.26       12/6/2001       **

FICA - Employer                            -           223,107.67         24,348.89       11/8/2001       **            (752.83)
                                                                          72,075.28      11/18/2001       **
                                                                          25,787.84      11/21/2001       **
                                                                          46,837.18      11/29/2001       **
                                                                          29,304.78      11/30/2001       **
                                                                          25,506.53       12/6/2001       **

Unemployment                               -                 5.23                                                          5.23

Income                                     -                    -                                                             -

Other:

Total Federal Taxes                        -           904,945.05        905,658.29                                     (713.24)

STATE AND LOCAL
---------------
Withholding                       112,847.70           129,071.90                                                    241,919.60

Sales                                      -            19,606.82          4,000.00      11/15/2001       300669              -
                                                                           5,585.42             EFT        92091
                                                                          10,021.40      11/21/2001       500537
Excise                                     -                    -                                                             -

Unemployment                       14,134.36             3,319.69                                                     17,454.05

Real Property                              -                                                                                  -

Personal Property                          -                                                                                  -

Other:

Total State and Local Taxes                            151,998.41         19,606.82                                  259,373.65

Total Taxes                                          1,056,943.46        925,265.11                                  258,660.41


                                                      **           ADP Statement of Deposits Attached

SEADRIFT COKE L.P.
MOR-4
STATUS OF POSTPETITION TAXES
REPORT PERIOD - NOVEMBER, 2001

Copies of payroll tax verification attached
Copies of tax returns filed during the period from November 1, 2001 through November 30, 2001 are attached

                               Beginning         Amount                                                            Ending
                                  Tax         Withheld or        Amount          Date        Check No.              Tax
                                Liability        Accrued           Paid          Paid         or EFT              Liability
                               -------------------------------------------------------------------------------------------
FEDERAL
-------
Withholding                             -        61,327.06       30,392.05      11/14/2001       **                     -
                                                                 30,935.01      11/27/2001       **

FICA - Employee                         -        33,206.86       16,595.24      11/14/2001       **                     -
                                                                 16,611.62      11/27/2001       **

FICA - Employer                         -        33,206.85       16,595.19      11/14/2001       **                     -
                                                                 16,611.66      11/27/2001       **

Unemployment                        23.24            21.08                                                          44.32

Income                                  -

Other:

Total Federal Taxes                 23.24       127,761.85      127,740.77                                          44.32

STATE AND LOCAL
---------------
Withholding                             -                                                                               -

Sales                                   -         3,490.39        3,490.39      11/14/2001       40229                  -

Excise                                  -                                                                               -

Unemployment                        33.28            33.55                                                          66.83

Real Property                           -                                                                               -

Personal Property                       -                                                                               -

Other:                                  -                                                                               -

Total State and Local Taxes         33.28         3,523.94        3,490.39                                          66.83

Total Taxes                         56.52       131,285.79      131,231.16                                         111.15



                                **         ADP Statement of Deposits Attached

MOR-5

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS PAYABLE AGING
NOVEMBER 30, 2001

                  TOTAL                 0 - 30 DAYS          31 - 60 DAYS        61 - 90 DAYS         PRE-PETITION
                   $20,681,381           $1,142,698             $63,886             $16,146           $19,458,651

A summary of unpaid post petition debts has been completed and is available upon request

THE CARBIDE/GRAPHITE GROUP, INC.
CONSOLIDATED ACCOUNTS RECEIVABLE AGING
NOVEMBER 30, 2001

                 TOTAL                0 - 30 DAYS         31 - 60 DAYS        61 - 90 DAYS      91 - 120 DAYS      OVER 120 DAYS
                                      OUTSTANDING         OUTSTANDING         OUTSTANDING       OUTSTANDING        OUTSTANDING
                   $28,394,344        $13,409,066          $5,889,266          $2,812,241         $2,487,158          $3,796,613

An accounts receivable reconciliation has been completed and is available upon request.

THE CARBIDE/GRAPHITE GROUP, INC.
MOR-6
DEBTOR QESTIONNAIRE
NOVEMBER 30, 2001

                                                                                                                 Yes         No
1.     Have any assets been sold or transferred outside the normal course of business this reporting period?
       If yes, provide and explanation below.                                                                                X

2.     Have any funds been disbursed from any account other than a debtor in possession account this reporting
       period?  If yes, provide and explanation below.                                                                       X

3.     Have all postpetition tax returns been timely filed?  If no, provide and explanation below.                X

4.     Are workers compensation, general liability and other necessary insurance coverages in effect?
       If no, provide an explanation below.                                                                       X
